Exhibit 23





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


	As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 1998 included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-22358, 33-52242, 333-09547, 333-33727, 333-39889 and 333-39899.









										/s/ ARTHUR ANDERSEN LLP
	ARTHUR ANDERSEN LLP



Seattle, Washington
February 10, 1998